March 2012 ACI Worldwide Investor Conferences Exhibit 99.1

Private Securities Litigation Reform Act of 1995
Safe Harbor for Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

Business overview 3

ACI Worldwide: A Global Payments Company
Regional Offices  Distributors/Sales Agents
AMERICAS
1150+ customers
EMEA
390+ customers
ASIA/PACIFIC
150+ customers
~ 1,700 customers in over 80 countries rely on ACI solutions
3500
employees
Rev CY2012 G
= $701M
Adj EBITDA CY 2012G
= $168M
60 month backlog as of
Dec 2011 = $2.3B
Customers: ~ 170
processors globally
Customers: ~ 265
retailers globally

ACI is a Leading Provider of Enterprise Payments and
Transaction Banking Solutions

Retail Payments
48%
Online Banking
22%
• Retail payments engines
• Card and account management
• Authentication, authorization,
acquiring, clearing and settlement
• Single message format
• Mobile payments
• Sold to FIs and processors of all
sizes globally
Retail Payments
• U.S. and int’l corporate online
banking and cash management
• U.S. and Int’l branch systems
• Trade finance
• Mobile banking
• In-house or hosted solution
• Sold to Large FIs
Online Banking
• U.S. business and consumer online
banking
• U.S. branch system
• Mobile banking
• Hosted solutions
• Sold to community FIs and credit
unions
Community Banking
• U.S. and int’l merchant retail
payments engines
• In-store integration
• PCI compliance
• Loyalty / stored value
• Serves Retailers of all sizes
Merchant Retail Payments
• Analytics
• Payments Infrastructure
• Testing tools
Tools
• Wholesale payments engines
• Transaction banking
• Trade finance
• Serves FIs globally
Wholesale Payments
• Payments transaction fraud
• Enterprise financial crimes
• Case management
Fraud Management
ACI Product Family as % of Revenue
Rich set of Product Capabilities
Strong focus on Product
Development (R&D ~20% of
revenue)

Our Customers Are Top Global Banks, Processors and Retailers 6

Large and Growing Worldwide Payment Opportunity

Source: IDC Financial Insights 2011, ACI Internal Analysis
8,949
9,864
10,881
11,914
12,989
14,184
5.8%
10.6%
10.5%
10.2%
7.7%
7.2%
796
5,625
556
604
381
987
844
6,259
619
644
429
1,068
898
6,965
688
691
483
1,155
957
7,695
760
744
510
1,247
1,005
8,456
834
796
562
1,335
1,057
9,307
916
854
619
1,430
Retail Banking
Payments
Merchant Retailer
Payments
5YR CAGR (2011-16)=
9.6%
Wholesale Banking
Payments
Source: IDC Financial Insights, June 2011; Company reports and ACI analysis
BPO (e.g..
processors)
IT SERVICES
SOFTWARE
16%
38%
46%
OTHER
(Homegrown &
Regional)
IBM
ACI –
2011
Estimated Share of 8%
FAIR ISAAC (FICO)
INTUIT (Digital
Insights)
SAS
Tools and
Infrastructure
Online Banking and
Cash Management
Fraud Management
Note: ACI market share pro forma for S1 acquisition
2011 ESTIMATED SHARE
SERVICEABLE SOFTWARE
INDUSTRY SPEND IN 2016 = $14.2B
($ in millions)
FundTech
Bottomline
NICE (Actimize)
BAE (Norkom & Detica)
Clear2Pay
Dovetail
FIS

Customer Trends

Continued Shift to
Electronic Payments
Customer Focus on
Improved Efficiency
and Risk
Management
Replacement of
Legacy Systems
Regulatory
Requirements
Financial Industry
Consolidation
• Global retail and wholesale transaction volumes are expected to grow at a
9-10% CAGR through 2020
• E-payments vendors are increasingly investing in robust, scalable architecture with enhanced straight -through processing capabilities to reduce errors and prevent fraud
• Many large financial institutions process electronic payments on legacy software and systems developed by internal IT departments
• Financial institutions will upgrade or replace their existing systems with the robust, scalable solutions third-party vendors provide as industry IT investment recovers
• Dodd-Frank bill, Basel II and SEPA
• Requirements to upgrade existing systems to manage enterprise risk and reduce cross-border payments costs
• Large financial institutions desire to simplify their vendor relationships
• Vendors with a complete set of solutions across the enterprise are poised to capitalize on their existing relationships for cross-selling opportunities

ACI / S1 – Compelling Strategic Rationale
• Closed the acquisition of S1 Corporation in February 2012
• Combination creates an industry leader in financial and payments software serving financial institutions (“FI”), processors and merchant retailers worldwide
• Summary pro forma financials are compelling
– Approximately $701 million in combined 2012E Revenue (1)
– Approximately $168 million in combined 2012E Adj. EBITDA, including cost synergies (1)
– Annual cost synergies of $30 million
• Complementary products and customers expand breadth and features/functions
• Enhanced global product capabilities to expand growth opportunities
• Greater scale and cost synergies to drive margin expansion and earnings accretion

Note:
(1) 2012E pro forma combined ACI + S1 financial results are before one-time transaction expenses.

Financial overview 10

Sales and Revenue Model
• New Account / New Product Sales – revenue
generally split evenly among license, maintenance
and service
• Term Extensions – 50% license, 50%
maintenance
• 99% of our organic contracts are fixed term, 5
years
• 95% of our contracts are Transaction Based (TBP)
• Average initial license fee (ILF) is 25% to 35% of
total license fee value
• 40% to 50% of annual sales are derived from up-
selling existing customers (incremental capacity,
services and add-on modules)
• Continued growth in backlog yields increased
forward revenue visibility
• Higher margin recurring revenues (maintenance,
license and hosting fees) comprise majority of 60-
month backlog
• Lower margin implementation services more
significant in first 12 months
• Renewal rates across all products > 96% with
near zero attrition on BASE24 product line
11
Sales / Bookings
Historical 60-Month Backlog
(as of December 31
st
)
$1,388
$1,407
$1,517
$1,555
$2,302
$1,617
$685
2007 2008 2009 2010 PF 2011
ACI S1
$323
$136
$433
$460
$425
$525
$556
$330
$315
$293
$304
$226
$210
$132
$130
2007 2008 2009 2010 2011
Sales, Net of Term Extensions Term Extensions
($ in Millions)

Revenue from Backlog vs. Sales
• Backlog from monthly recurring revenues and project go-lives continues to drive annual
GAAP revenue, leading to more predictable performance and less reliance on current period sales bookings to meet revenue targets
12
Revenue
Revenue ($M)
Yr Ended
Dec 07
Yr Ended
Dec 08
Yr Ended
Dec 09
Yr Ended
Dec 10
Yr Ended
Dec 11
Organic
2012G
Revenue from
Backlog
293 336 325 355 381 424
Revenue from
Backlog
78.0% 80.0% 80.0% 85.0% 82.0% 86.0%
Revenue from
Sales
81 82 81 63 84 71
Revenue from
Sales
22.0% 20.0% 20.0% 15.0% 18.0% 14.0%
Total Revenue 374 418 406 418 465 495

Calendar Year Revenue Mix

$374
$418
$406
$465
$701
$418
Note: Amounts represent reported FX rates and are not reflective of FX movements between reporting periods
•
Improved monthly
recurring from 59% to
67% of annual revenue
•
Non-recurring license fees
include annual license fees
representing
approximately 5% of total
revenue resulting in
annual recurring revenue
in excess of 70%
•
Beginning contracted
backlog represents
approximately 85% of
forward revenue guidance
($ in Millions)
17%
24%
59%
20%
23%
57%
19%
21%
60%
17%
15%
68%
17%
16%
67%
0
100
200
300
400
500
600
CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 CY 2012
Recurring Revenue Non-Recurring License Fees Non-Recurring Services

Diversified Revenue Base by Geography and Type
• Diversified global company with
customers spanning ~ 80 countries
• Approximately 75-80% of business
denominated in U.S. dollars in spite of
geographic scope
• Higher margin recurring revenues
(maintenance, license and hosting fees)
comprise nearly 80% of revenue
• Lower margin implementation services
represent approximately 20% of
revenue
Revenue by Region
Revenue by Type
Americas
58%
EMEA
31%
11%
Asia/ Pacific
Hosting
14%
Licenses
33%
Services
23%
Maintenance
30%

Operating Income and Adjusted EBITDA 2007-2012
• 2011 and 2012 Operating Income and Adjusted EBITDA exclude one-time expenses related to the acquisition of S1 Corporation but include impact of the $12 million deferred revenue haircut
• Stated target margins of >20% operating margin and >30% Adjusted EBITDA over planning horizon
15
Operating Income Adjusted EBITDA
($ in Millions)
$101

ACI / S1 – 2012 Guidance
• ACI 2012E represents midpoint of organic Guidance
• Combined Guidance before one-time transaction expenses:
– Represents 10½ months of financial results of S1
– State Farm custom project completed in 2011 (revenue of ~$17 million in 2011)
– Includes annual cost synergies of $23 million to be realized in 2012
– Includes estimates for non-cash purchase accounting adjustments (assumes deferred revenue haircut of $12M)
• Before purchase accounting, combined adjusted EBITDA margin in-line with ACI organic margins
• Fully diluted shares outstanding of approximately 40 million at close
16
($ in Millions)
Standalone
ACI
Revenue 495 $       696 $        - 706 $
Adjusted EBITDA 127 $       165 $        - 170 $
Margin % 26% 24% 24%
Operating Income 87 $         99 $          - 104 $
Margin % 17% 14% 15%
Combined Guidance before
One-Time Trans. Exps.

Non-GAAP Financial Measures
ACI includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.
Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G.
Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:
• Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
• License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
• Non-recurring license arrangements are assumed to renew as recurring revenue streams.
• Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.
• Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.
Estimates of future financial results are inherently unreliable. Our backlog estimates requi re substantial judgment and are based on a number of assumptions as described above.
These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control.

Non-GAAP Financial Measures
For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences.
Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods.  Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-
month period. Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.
ACI also includes Adjusted EBITDA, which is defined as net income (loss) plus income tax expense, net interest income (expense), net other income (expense), depreciation and amortization and non-cash compensation. Adjusted EBITDA is considered a non-GAAP financial measure as defined by SEC Regulation
G. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income
(loss).
18
Adjusted EBITDA
(millions) 2011 2010 2009 2008 2007
Net income (loss) $52.6 $27.2 $19.6 $10.6 ($13.8)
Plus:
Income tax expense 18.5 21.5 13.5 17.0 7.7
Net interest expense 1.1 1.3 1.8 2.4 2.6
Net other expense (income) 0.8 3.6 6.6 (8.2) 3.8
Depreciation expense 7.5 6.7 6.3 6.5 6.0
Amortization expense 20.8 19.7 17.4 15.5 14.8
Non-cash compensation expense 11.3 7.8 7.6 7.9 5.8
Adjusted EBITDA $112.6 $87.8 $72.8 $51.7 $26.9
Calendar Year Ended December 31,

Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,”
“anticipates,” “intends,” and words and phrases of similar impact.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding:
• Expectations and assumptions regarding the recent acquisition of S1 relating to (i) creating a worldwide industry leader in financial and payments software serving FIs, processors and merchant retailers, (ii) creating compelling pro forma financials, (iii) complementary products and customers expand breadth and features/ functions, (iv) enhanced global product capabilities to expand growth opportunities and (v) greater scale and cost synergies to drive margin expansion and earnings accretion;
• Expectations related to 2012 customer trends including expectations and assumptions regarding (i)
growth in global retail and wholesale transaction volumes, (ii) investment in robust, scalable architecture with enhanced straight-through processing capabilities to reduce errors and prevent fraud, (iii) replacement of existing systems with robust, scalable third-party vendors, (iv) upgrade existing systems to manage risk and reduce cross-border payments costs, (v) simplification of vendor relationships and (vi) vendors poised to capitalize on existing customer relationships leading to cross-selling opportunities;
• The company’s 12-month and 60-month backlog estimates and assumptions, including our belief that backlog from monthly recurring revenues and project go-lives will continue to drive current quarter GAAP revenue and lead to predictable performance; and
• Expectations and assumptions regarding (i) ACI/S1 combined 2012 financial guidance related to revenue, operating income and adjusted EBITDA and (ii) expectations and assumptions regarding other factors impacting our 2012 financial guidance.

Forward-Looking Statements
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, risks related to the global financial crisis and the continuing decline in the global economy; volatility and disruption of the capital and credit markets and adverse changes in the global economy;
consolidations and failures in the financial services industry; increased competition; restrictions and other financial covenants in our credit facility; the restatement of our financial statements; the accuracy of management’s backlog estimates; impairment of our goodwill or intangible assets;
exposure to unknown tax liabilities; risks from operating internationally; our offshore software development activities; customer reluctance to switch to a new vendor; the performance of our strategic product, BASE24-eps; our strategy to migrate customers to our next generation products;
ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products; demand for our products; failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms; delay or cancellation of customer projects or inaccurate project completion estimates; business interruptions or failure of our information technology and communication systems; our alliance with International Business Machines Corporation
(“IBM”); the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses; compliance of our products with applicable legislation, governmental regulations and industry standards; our compliance with privacy regulations;
the protection of our intellectual property in intellectual property litigation; future acquisitions, strategic partnerships and investments and litigation; the risk that expected synergies, operational efficiencies and cost savings from our recent acquisition of S1 Corporation (“S1”) may not be fully realized or realized within the expected timeframe; the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter; and volatility in our stock price.  For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-
K and subsequent reports on Forms 10-Q and 8-K.

ACI’s software underpins electronic payments throughout retail and wholesale banking, and commerce all the time, without fail. www.aciworldwide.com